FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organization - HKD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Effects of offsetting on the balance sheet
Gross amounts	$ 12,614,684	$ 2,925,936
Gross amounts set off in the balance sheet	(11,370,756)	(2,621,856)
Net amounts presented in the balance sheet	1,243,928	304,080
Related amounts not offset
Net amount	$ 1,243,928	$ 304,080